                                                                SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 22
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This amendment dated as of January 7, 2011, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                              W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Agreement to add the following portfolio: Invesco V.I. Balanced-Risk Allocation Fund;

NOW,  THEREFORE,  the  parties  agree  that:

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

                                                     EFFECTIVE DATE OF
   NAME OF FUND                                      ADVISORY AGREEMENT
------------------                                   ------------------
Invesco V.I. Balanced-Risk Allocation Fund           January 7, 2011
Invesco V.I. Basic Balanced Fund                     May 1, 2000
Invesco V.I. Basic Value Fund                        September 10, 2001
Invesco V.I. Capital Appreciation Fund               May 1, 2000
Invesco V.I. Capital Development Fund                May 1, 2000
Invesco V.I. Core Equity Fund                        May 1, 2000
Invesco V.I. Diversified Income Fund                 May 1, 2000
Invesco V.I. Dynamics Fund                           April 30, 2004
Invesco V.I. Financial Services Fund                 April 30, 2004
Invesco V.I. Global Health Care Fund                 April 30, 2004
Invesco V.I. Global Multi-Asset Fund                 October 22, 2008
Invesco V.I. Global Real Estate Fund                 April 30, 2004
Invesco V.I. Government Securities Fund              May 1, 2000
Invesco V.I. High Yield Fund                         May 1, 2000
Invesco V.I. International Growth Fund               May 1, 2000
Invesco V.I. Large Cap Growth Fund                   September 1, 2003
Invesco V.I. Leisure Fund                            April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund                September 10, 2001
Invesco V.I. Money Market Fund                       May 1, 2000
Invesco V.I. Small Cap Equity Fund                   September 1, 2003
Invesco V.I. Technology Fund                         April 30, 2004
Invesco V.I. Utilities Fund                          April 30, 2004
Invesco V.I. Dividend Growth Fund                    February 12, 2010
Invesco V.I. Global Dividend Growth Fund             February 12, 2010

                                                     EFFECTIVE DATE OF
   NAME OF FUND                                      ADVISORY AGREEMENT
------------------                                   ------------------
Invesco V.I. High Yield Securities Fund              February 12, 2010
Invesco V.I. Income Builder Fund                     February 12, 2010
Invesco V.I. S&P 500 Index Fund                      February 12, 2010
Invesco V.I. Select Dimensions Balanced Fund         February 12, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund  February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted
     S&P 500 Fund                                    February 12, 2010
Invesco Van Kampen V.I. Capital Growth Fund          February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund       February 12, 2010
Invesco Van Kampen V.I. Global Tactical Asset
     Allocation Fund                                 February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund     February 12, 2010
Invesco Van Kampen V.I. Government Fund              February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund       February 12, 2010
Invesco Van Kampen V.I. High Yield Fund              February 12, 2010
Invesco Van Kampen V.I. International Growth
     Equity Fund                                     February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund          February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund           February 12, 2010
Invesco Van Kampen V.I. Value Fund                   February 12, 2010"

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                   INVESCO V.I. BALANCED-RISK ALLOCATION FUND

NET ASSETS          ANNUAL RATE*
------------------  -------------
First $250 million           0.95%
Next $250 million           0.925%
Next $500 million            0.90%
Next $1.5 billion           0.875%
Next $2.5 billion            0.85%
Next $2.5 billion           0.825%
Next $2.5 billion            0.80%
Over $10 billion .          0.775%

----------
* To the extent Invesco V.I. Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund IV Ltd., a direct wholly-owned subsidiary of Invesco V.I. Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco V.I. Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund IV Ltd.

                        INVESCO V.I. BASIC BALANCED FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $150 million          0.75%
Over $150 million           0.50%

                         INVESCO V.I. BASIC VALUE FUND
                       INVESCO V.I. LARGE CAP GROWTH FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million         0.695%
Next $250 million           0.67%
Next $500 million          0.645%
Next $1.5 billion           0.62%
Next $2.5 billion          0.595%
Next $2.5 billion           0.57%
Next $2.5 billion          0.545%
Over $10 billion            0.52%

                     INVESCO V.I. CAPITAL APPRECIATION FUND
                         INVESCO V.I. CORE EQUITY FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million          0.65%
Over $250 million           0.60%

                     INVESCO V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $350 million          0.75%
Over $350 million          0.625%

                      INVESCO V.I. DIVERSIFIED INCOME FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million          0.60%
Over $250 million           0.55%

                           INVESCO V.I. DYNAMICS FUND
                       INVESCO V.I. SMALL CAP EQUITY FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million         0.745%
Next $250 million           0.73%
Next $500 million          0.715%
Next $1.5 billion           0.70%
Next $2.5 billion          0.685%
Next $2.5 billion           0.67%
Next $2.5 billion          0.655%
Over $10 billion            0.64%

                      INVESCO V.I. FINANCIAL SERVICES FUND
                      INVESCO V.I. GLOBAL HEALTH CARE FUND
                      INVESCO V.I. GLOBAL REAL ESTATE FUND
                           INVESCO V.I. LEISURE FUND
                          INVESCO V.I. TECHNOLOGY FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million          0.75%
Next $250 million           0.74%
Next $500 million           0.73%
Next $1.5 billion           0.72%
Next $2.5 billion           0.71%
Next $2.5 billion           0.70%
Next $2.5 billion           0.69%
Over $10 billion            0.68%

                    INVESCO V.I. GOVERNMENT SECURITIES FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million          0.50%
Over $250 million           0.45%

                         INVESCO V.I. HIGH YIELD FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $200 million         0.625%
Next $300 million           0.55%
Next $500 million           0.50%
Over $1 billion ..          0.45%

                    INVESCO V.I. INTERNATIONAL GROWTH FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million          0.75%
Over $250 million           0.70%

                     INVESCO V.I. MID CAP CORE EQUITY FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $500 million         0.725%
Next $500 million          0.700%
Next $500 million          0.675%
Over $1.5 billion           0.65%

                        INVESCO V.I. MONEY MARKET FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million          0.40%
Over $250 million           0.35%

                      INVESCO V.I. GLOBAL MULTI-ASSET FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million          0.67%
Next $250 million          0.655%
Next $500 million           0.64%
Next $1.5 billion          0.625%
Next $2.5 billion           0.61%
Next $2.5 billion          0.595%
Next $2.5 billion           0.58%
Over $10 billion           0.565%

                         INVESCO V.I. UTILITIES FUND

NET ASSETS       ANNUAL RATE
----------       -----------
All Assets              0.60%

                       INVESCO V.I. DIVIDEND GROWTH FUND
              INVESCO V.I. SELECT DIMENSIONS DIVIDEND GROWTH FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $250 million         0.545%
Next $750 million           0.42%
Next $1 billion            0.395%
Over $2 billion             0.37%

                    INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND
               INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND

NET ASSETS         ANNUAL RATE
-----------------  ------------
First $1 billion           0.67%
Next $500 million         0.645%
Next $1 billion            0.62%
Next $1 billion           0.595%
Next $1 billion            0.57%
Over $4.5 billion         0.545%

                    INVESCO V.I. HIGH YIELD SECURITIES FUND
                    INVESCO VAN KAMPEN V.I. HIGH YIELD FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $500 million          0.42%
Next $250 million          0.345%
Next $250 million          0.295%
Next $1 billion             0.27%
Next $1 billion            0.245%
Over $3 billion             0.22%

                       INVESCO V.I. INCOME BUILDER FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $500 million          0.67%
Over $500 million          0.645%

                        INVESCO V.I. S&P 500 INDEX FUND
         INVESCO V.I. SELECT DIMENSIONS EQUALLY-WEIGHTED S&P 500 FUND

NET ASSETS        ANNUAL RATE
----------------  ------------
First $2 billion          0.12%
Over $2 billion           0.10%

                 INVESCO V.I. SELECT DIMENSIONS BALANCED FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $500 million          0.52%
Over $500 million          0.495%

                  INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $500 million          0.70%
Next $500 million           0.65%
Over $1 billion             0.60%

                     INVESCO VAN KAMPEN V.I. COMSTOCK FUND
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $500 million          0.60%
Over $500 million           0.55%

                INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $150 million          0.50%
Next $100 million           0.45%
Next $100 million           0.40%
Over $350 million           0.35%

         INVESCO VAN KAMPEN V.I. GLOBAL TACTICAL ASSET ALLOCATION FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $750 million          0.75%
Next $750 million           0.70%
Over $1.5 billion           0.65%

                    INVESCO VAN KAMPEN V.I. GOVERNMENT FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $500 million          0.50%
Next $500 million           0.45%
Over $1 billion             0.40%

           INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND

NET ASSETS        ANNUAL RATE
----------------  ------------
First $1 billion          0.75%
Over $1 billion           0.70%

                  INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $500 million          0.75%
Next $500 million           0.70%
Over $1 billion             0.65%

                  INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND

NET ASSETS        ANNUAL RATE
----------------  ------------
First $1 billion           0.72%
Over $1 billion            0.65%

                      INVESCO VAN KAMPEN V.I. VALUE FUND

NET ASSETS          ANNUAL RATE
------------------  ------------
First $500 million          0.55%
Next $500 million           0.50%
Over $1 billion             0.45%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

                                                    AIM VARIABLE INSURANCE FUNDS
                                              (INVESCO VARIABLE INSURANCE FUNDS)

Attest:  /s/ Peter Davidson                   By: /s/ John M. Zerr
         -------------------------                ------------------------------
         Assistant Secretary                      John M. Zerr
                                                  Senior Vice President


(SEAL)

                                                          INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson                   By: /s/ John M. Zerr
         -------------------------                ------------------------------
         Assistant Secretary                      John M. Zerr
                                                  Senior Vice President


(SEAL)